SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                Amendment No. 1


                             ----------------------

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 29, 1997



                               RT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                       0-20436                    65-0309477
(State or other jurisdiction         (Commission              (I.R.S. Employer
   of incorporation)                 File Number)            Identification No.)


         1875 East Lake Mary Boulevard, Sanford, Florida            32773
           (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (907) 322-4000



_______________________________________________________________________________
           Former name or former address, if changed since last report

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.





     10.11 Letter from BDO Seidman, LLP regarding change in Registrant's certifying accountant, which was the subject matter, in part, of Registrant's Report of Form 8-K filed September 15, 1997.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 RT INDUSTRIES, INC.



                                                 By: /s/ Martin Chevalier
                                                    ----------------------------
                                                 Martin Chevalier, President


Date:  September 22, 1997